Leases - Schedule of Right-of-Use Assets of Lease Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Schedule of Right-of-Use Assets of Lease Liabilities [Abstract]
Right-of-use assets, net	$ 861	$ 690
Current liabilities	188	218
Long-term liabilities	637	424
Total operating lease liabilities	$ 825	$ 642
Weighted average lease term – operating lease	4 years 1 month 2 days
Weighted average discount rate – operating lease	8.17%